                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, being a director of Delphi Financial Group, Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints Robert Rosenkranz and Robert M. Smith, Jr. or either of them his true and lawful attorney(s)-in-fact and agent(s), with full power of substitution and resubstitution, for him and in his place and stead in any and all capacities, to execute one or more Annual Reports for the Company's fiscal year ended December 31, 1997, on Form 10-K pursuant to the Securities Exchange Act of 1934, as amended, or such other form as such attorney(s)-in-fact may deem necessary or desirable, any amendments thereto, and all additional amendments thereto in such form as either of them may approve, and to file the same with all exhibits thereto and other documents in connection therewith with the Securities and Exchange Commission, granting unto said attorney(s)-in-fact and agent(s) full power and authority to do and perform each and every act and thing requisite and necessary to be done to the end that such Annual Report or Annual Reports shall comply with the Securities Exchange Act of 1934, as amended, and the applicable rules and regulations of the Securities and Exchange Commission adopted or issued pursuant thereto, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney(s)-in-fact and agent(s) or his substitute or resubstitute, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 3rd day of February, 1998.



                                                                /s/EDWARD A. FOX
                                                                ----------------
                                                                   Edward A. Fox
                                                                   Director

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, being a director of Delphi Financial Group, Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints Robert Rosenkranz and Robert M. Smith, Jr. or either of them his true and lawful attorney(s)-in-fact and agent(s), with full power of substitution and resubstitution, for him and in his place and stead in any and all capacities, to execute one or more Annual Reports for the Company's fiscal year ended December 31, 1997, on Form 10-K pursuant to the Securities Exchange Act of 1934, as amended, or such other form as such attorney(s)-in-fact may deem necessary or desirable, any amendments thereto, and all additional amendments thereto in such form as either of them may approve, and to file the same with all exhibits thereto and other documents in connection therewith with the Securities and Exchange Commission, granting unto said attorney(s)-in-fact and agent(s) full power and authority to do and perform each and every act and thing requisite and necessary to be done to the end that such Annual Report or Annual Reports shall comply with the Securities Exchange Act of 1934, as amended, and the applicable rules and regulations of the Securities and Exchange Commission adopted or issued pursuant thereto, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney(s)-in-fact and agent(s) or his substitute or resubstitute, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 30th day of January, 1998.

                                                          /s/ CHARLES P. O'BRIEN
                                                          ----------------------
                                                              Charles P. O'Brien
                                                              Director

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, being a director of Delphi Financial Group, Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints Robert Rosenkranz and Robert M. Smith, Jr. or either of them his true and lawful attorney(s)-in-fact and agent(s), with full power of substitution and resubstitution, for him and in his place and stead in any and all capacities, to execute one or more Annual Reports for the Company's fiscal year ended December 31, 1997, on Form 10-K pursuant to the Securities Exchange Act of 1934, as amended, or such other form as such attorney(s)-in-fact may deem necessary or desirable, any amendments thereto, and all additional amendments thereto in such form as either of them may approve, and to file the same with all exhibits thereto and other documents in connection therewith with the Securities and Exchange Commission, granting unto said attorney(s)-in-fact and agent(s) full power and authority to do and perform each and every act and thing requisite and necessary to be done to the end that such Annual Report or Annual Reports shall comply with the Securities Exchange Act of 1934, as amended, and the applicable rules and regulations of the Securities and Exchange Commission adopted or issued pursuant thereto, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney(s)-in-fact and agent(s) or his substitute or resubstitute, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 11th day of February, 1998.

                                                          /s/ LEWIS S. RANIERI
                                                          ----------------------
                                                              Lewis S. Ranieri
                                                              Director

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, being a director of Delphi Financial Group, Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints Robert Rosenkranz and Robert M. Smith, Jr. or either of them his true and lawful attorney(s)-in-fact and agent(s), with full power of substitution and resubstitution, for him and in his place and stead in any and all capacities, to execute one or more Annual Reports for the Company's fiscal year ended December 31, 1997, on Form 10-K pursuant to the Securities Exchange Act of 1934, as amended, or such other form as such attorney(s)-in-fact may deem necessary or desirable, any amendments thereto, and all additional amendments thereto in such form as either of them may approve, and to file the same with all exhibits thereto and other documents in connection therewith with the Securities and Exchange Commission, granting unto said attorney(s)-in-fact and agent(s) full power and authority to do and perform each and every act and thing requisite and necessary to be done to the end that such Annual Report or Annual Reports shall comply with the Securities Exchange Act of 1934, as amended, and the applicable rules and regulations of the Securities and Exchange Commission adopted or issued pursuant thereto, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney(s)-in-fact and agent(s) or his substitute or resubstitute, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 29th day of January, 1998.

                                                          /s/ THOMAS L. RHODES
                                                          ----------------------
                                                              Thomas L. Rhodes
                                                              Director

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, being a director of Delphi Financial Group, Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints Robert Rosenkranz and Robert M. Smith, Jr. or either of them his true and lawful attorney(s)-in-fact and agent(s), with full power of substitution and resubstitution, for him and in his place and stead in any and all capacities, to execute one or more Annual Reports for the Company's fiscal year ended December 31, 1997, on Form 10-K pursuant to the Securities Exchange Act of 1934, as amended, or such other form as such attorney(s)-in-fact may deem necessary or desirable, any amendments thereto, and all additional amendments thereto in such form as either of them may approve, and to file the same with all exhibits thereto and other documents in connection therewith with the Securities and Exchange Commission, granting unto said attorney(s)-in-fact and agent(s) full power and authority to do and perform each and every act and thing requisite and necessary to be done to the end that such Annual Report or Annual Reports shall comply with the Securities Exchange Act of 1934, as amended, and the applicable rules and regulations of the Securities and Exchange Commission adopted or issued pursuant thereto, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney(s)-in-fact and agent(s) or his substitute or resubstitute, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 3rd day of February, 1998.

                                                          /s/ THOMAS A. SULLIVAN
                                                          ----------------------
                                                              Thomas A. Sullivan
                                                              Director

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, being a director of Delphi Financial Group, Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints Robert Rosenkranz and Robert M. Smith, Jr. or either of them his true and lawful attorney(s)-in-fact and agent(s), with full power of substitution and resubstitution, for him and in his place and stead in any and all capacities, to execute one or more Annual Reports for the Company's fiscal year ended December 31, 1997, on Form 10-K pursuant to the Securities Exchange Act of 1934, as amended, or such other form as such attorney(s)-in-fact may deem necessary or desirable, any amendments thereto, and all additional amendments thereto in such form as either of them may approve, and to file the same with all exhibits thereto and other documents in connection therewith with the Securities and Exchange Commission, granting unto said attorney(s)-in-fact and agent(s) full power and authority to do and perform each and every act and thing requisite and necessary to be done to the end that such Annual Report or Annual Reports shall comply with the Securities Exchange Act of 1934, as amended, and the applicable rules and regulations of the Securities and Exchange Commission adopted or issued pursuant thereto, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney(s)-in-fact and agent(s) or his substitute or resubstitute, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 30th day of February, 1998.

                                                          /s/ B. K. WERNER
                                                          ----------------------
                                                              B. K. Werner
                                                              Director

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, being a director of Delphi Financial Group, Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints Robert Rosenkranz and Robert M. Smith, Jr. or either of them his true and lawful attorney(s)-in-fact and agent(s), with full power of substitution and resubstitution, for him and in his place and stead in any and all capacities, to execute one or more Annual Reports for the Company's fiscal year ended December 31, 1997, on Form 10-K pursuant to the Securities Exchange Act of 1934, as amended, or such other form as such attorney(s)-in-fact may deem necessary or desirable, any amendments thereto, and all additional amendments thereto in such form as either of them may approve, and to file the same with all exhibits thereto and other documents in connection therewith with the Securities and Exchange Commission, granting unto said attorney(s)-in-fact and agent(s) full power and authority to do and perform each and every act and thing requisite and necessary to be done to the end that such Annual Report or Annual Reports shall comply with the Securities Exchange Act of 1934, as amended, and the applicable rules and regulations of the Securities and Exchange Commission adopted or issued pursuant thereto, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney(s)-in-fact and agent(s) or his substitute or resubstitute, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 3rd day of February, 1998.



                                                   /s/ LAWRENCE C. DAURELLE
                                                   ----------------------------
                                                   Lawrence C. Daurelle
                                                   Principal Financial Officer
                                                   and Principal Accounting
                                                   Officer